SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2006

WHITEHALL JEWELLERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15615	36-1433610
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
155 N. Wacker Drive
Suite 500
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 782-6800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     On March 27, 2006, PricewaterhouseCoopers LLP (“PWC”), the independent registered public accounting firm for Whitehall Jewellers, Inc. (the “Company”), informed the Company and the Audit Committee of the Company’s Board of Directors that it will resign upon the completion of PWC’s audit procedures regarding the financial statements of the Company as of and for the fiscal year ended January 31, 2006 and the Annual Report on Form 10-K in which such financial statements will be included.
     PWC’s reports on the Company’s financial statements as of and for the fiscal years ended January 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report on the Company’s financial statements as of and for the fiscal year ended January 31, 2005, as issued on November 10, 2005 in connection with the Company’s proxy statement relating to a special meeting of stockholders, contained an explanatory paragraph that expressed substantial doubt about the Company’s ability to continue as a going concern. Although the audit of the Company’s financial statements for the fiscal year ended January 31, 2006 is not yet complete, PWC’s report on the Company’s financial statements for such fiscal year is also expected to contain an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.
     The Audit Committee has not yet engaged a new independent registered public accountant.
     During the Company’s fiscal years ended January 31, 2005 and 2004, and through March 27, 2006, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference thereto in its report on the Company’s financial statements for such years.
     Except as otherwise disclosed below, none of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s fiscal years ended January 31, 2005 or 2004 and through March 27, 2006.
     As previously disclosed in Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2003, in the course of performing its review of the unaudited interim financial statements of the Company as of and for the three- and nine-month periods ended October 31, 2003, PWC advised the Company’s Audit Committee and management that the Company had internal control deficiencies in its cash disbursements and merchandise areas that PWC considered collectively to be a “material weakness” under standards established by the American Institute of Certified Public Accountants. Management of the Company believes that such material weakness was remediated as of January 31, 2004. There were other significant deficiencies noted during PWC’s review as of and for the three- and nine-month periods ending October 31, 2003 that resulted in the restatement of the Company’s unaudited interim financial statements as of and for the three- and six-month periods ended July 31, 2003 and 2002, as of and for the three-month periods ended April 30, 2003 and 2002, as of and for the three- and nine-month periods ended October 31, 2002 and for each of the three fiscal years in the period ended January 31, 2003. Management of the Company believes that such significant deficiencies were remediated as of January 31, 2004.
     The Company provided PWC with a copy of the disclosures contained herein. PWC’s response is attached hereto as Exhibit 16.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

16	Letter of PWC to the Securities and Exchange Commission dated March 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL JEWELLERS, INC. (Registrant)
By:	/s/ John Desjardins
	Name:	John Desjardins
	Title:	Executive Vice President and Chief Financial Officer

Date: March 31, 2006